SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Growth Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Two International Place

Boston, Massachusetts 02110

April 1, 2016

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Worldwide Health Sciences Fund (the “Fund”), a series of Eaton Vance Growth Trust (the “Trust”), on Thursday, May 26, 2016 to consider three proposals that are described in greater detail in the enclosed proxy statement.  We ask you to read the enclosed information carefully and to submit your vote promptly.

The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies.  The Fund pursues its objective by investing substantially all of its assets in Worldwide Health Sciences Portfolio (the “Portfolio”).  The investment adviser to the Portfolio currently is OrbiMed Advisors LLC (“OrbiMed”) and Eaton Vance Management (“EVM”) serves as manager of the Portfolio and administrator to the Fund.  EVM and OrbiMed have proposed, and the Board of Trustees has approved, a restructuring of the Portfolio’s investment advisory and management agreements pursuant to which EVM would assume the role of investment adviser to the Portfolio and OrbiMed would serve as sub-adviser providing research services to EVM with respect to the Portfolio’s investment program (the “Research Services”).  EVM’s affiliate, Eaton Vance Management (International) Limited (“EVMI”), would also become a sub-adviser to the Portfolio.  The proposed restructuring would facilitate ongoing collaboration between EVM and OrbiMed for the benefit of the Portfolio and would also result in a reduction in the total management fees payable by the Portfolio at current asset levels as described further herein.

In connection with the restructuring, Fund shareholders are being asked to approve the following: (1) an investment advisory agreement between the Portfolio and EVM, pursuant to which EVM will serve as investment adviser to the Portfolio; (2) an investment sub-advisory agreement between EVM and EVMI, pursuant to which EVMI will serve as an investment sub-adviser to the Portfolio; and (3) a research support agreement between EVM and OrbiMed, pursuant to which OrbiMed will serve as an investment sub-adviser to the Portfolio providing research services to the investment adviser with respect to the Portfolio’s investment program.  These changes require your approval.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person.  However, the Fund does need your vote.  You can vote by mail, telephone, or over the Internet, as explained in the enclosed material.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.  By voting promptly, you can avoid additional solicitations by telephone or other means and help the Fund avoid the expense of additional solicitations.

If you would like additional information concerning the proposals, please call one of our service representatives at [        ] Monday through Friday between 9:30 a.m. – 9:00 p.m. (Eastern Time) and Saturday between 10:00 a.m. – 6:00 p.m. (Eastern Time).  Your participation in this vote is extremely important.

Sincerely,

Payson F. Swaffield

President

Eaton Vance Growth Trust

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS.  YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Two International Place

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Thursday, May 26, 2016:  The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” followed by “Products” and then “Mutual Funds – Documents.”

A Special Meeting of Shareholders of Eaton Vance Worldwide Health Sciences Fund (the “Fund”), a series of Eaton Vance Growth Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, May 26, 2016 at 11:00 a.m. (Eastern Time) for the following purposes:

1.

To approve an Investment Advisory Agreement between Eaton Vance Management (“EVM”) and Worldwide Health Sciences Portfolio (the “Portfolio”), pursuant to which EVM will serve as investment adviser to the Portfolio;

2.

To approve an Investment Sub-Advisory Agreement between EVM and Eaton Vance Management (International) Limited (“EVMI”), pursuant to which EVMI will serve as an investment sub-adviser to the Portfolio;

3.

To approve a Research Support Agreement between EVM and OrbiMed Advisors LLC (“OrbiMed”), pursuant to which OrbiMed will serve as an investment sub-adviser to the Portfolio providing research services to the investment adviser with respect to the Portfolio’s investment program; and

4.

To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.  Any such vote in FAVOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.

The meeting is called pursuant to the By-Laws of the Trust.  The Board of Trustees of the Trust has fixed the close of business on March 22, 2016 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

Maureen A. Gemma

Secretary

April 1, 2016

Boston, Massachusetts

IMPORTANT

By promptly returning the enclosed proxy or voting by telephone or over the Internet, shareholders can help the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting (the “Meeting”) of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) to be held on May 26, 2016 at 11:00 a.m. (Eastern time) at Two International Place, Boston, MA 02110, for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting.  The Fund is a series of Eaton Vance Growth Trust (the “Trust”).  The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board”).  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter.  A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, [name], [address], or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person.  Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked.  If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership.  This proxy material is initially being mailed to shareholders on or about April 1, 2016.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.  By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on March 22, 2016 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  As of March 22, 2016, there were [     ] shares of beneficial interest of the Fund outstanding, consisting of Class A, B, C, I and R shares.

The persons who held of record more than 5% of the outstanding shares of any class of shares of the Fund as of March 22, 2016 are set forth in Exhibit A.  To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund.  [The Trustees and executive officers of the Trust individually and as a group own beneficially less than 1% of the outstanding shares of each class of the Fund as of March 22, 2016.]  Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Trustees know of no business that will be presented for consideration other than the business described in Proposals 1, 2 and 3 in the Notice of Meeting.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semiannual Report to its shareholders.  The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should: (i)  access them on Eaton Vance’s website at www.eatonvance.com; (ii)  write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Services;  or (iii)  call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern time).

QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

You are being asked to vote on three proposals.  The first proposal is to approve a new Investment Advisory Agreement between Eaton Vance Management (“EVM”) and Worldwide Health Sciences Portfolio, the registered investment company in which the Fund invests its assets (the “Portfolio”).  The second and third proposals are to approve a new Investment Sub-Advisory Agreement and a new Research Support Agreement relating to the Portfolio between EVM and Eaton Vance Management (International) Limited (“EVMI”), an affiliate of EVM, and EVM and OrbiMed Advisors LLC (“OrbiMed”), respectively.

WHY DO I HAVE TO VOTE ON THE INVESTMENT ADVISORY AGREEMENTS OF THE PORTFOLIO?

The Fund currently pursues its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective and policies as the Fund.  Because the Fund is an interest holder in the Portfolio, the proposed investment advisory agreement, investment sub-advisory agreement and research support agreement are subject to the approval of the shareholders of the Fund.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE INVESTMENT MANAGEMENT OF THE PORTFOLIO?

OrbiMed (or its predecessor entity) and EVM have provided management services to the Portfolio since its inception in 1996.  If the proposed changes to the Portfolio’s advisory structure are approved, the Portfolio will be advised by EVM and sub-advised by EVMI and OrbiMed.  As adviser, EVM will be responsible for managing the Portfolio’s assets and supervising any sub-adviser, and also will provide administrative services to the Portfolio.  Pursuant to the proposed sub-advisory agreement between EVM and EVMI, EVMI will provide investment sub-advisory services to the Portfolio, subject to the supervision of EVM.  Pursuant to the proposed research support agreement between EVM and OrbiMed, OrbiMed will provide research services to EVM with respect to the Portfolio’s investment program.  If the proposed agreements are approved, EVM expects to appoint two new portfolio managers to manage the Portfolio and expects there to be some changes to the Portfolio’s holdings following implementation of the new agreements.  The Fund’s investment objective and principal investment strategies will not change as a result of the approval of the proposed agreements.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE MANAGEMENT FEES PAYABLE BY THE PORTFOLIO AND THE EXPENSES OF THE FUND?

For its services as investment adviser to the Portfolio, OrbiMed currently receives a base investment advisory fee that may be adjusted upward or downward based on the investment performance of the Portfolio compared to the MSCI World Health Care Index over specified time periods.  EVM currently receives an asset-based fee for serving as manager of the Portfolio and administrator of the Fund.  Under the proposed restructuring, the combined management and base investment advisory fee rates applicable to the Portfolio at current net asset levels would be reduced by 10 basis points (0.10%) annually.  The base investment advisory fee under the proposed EVM investment advisory agreement will be subject to the same performance adjustment that is applicable under the current OrbiMed investment advisory agreement, as described in the proxy statement.  Additionally, if the proposals are approved, EVM has agreed to reimburse the Fund’s expenses to the extent total annual operating expenses exceed 1.25%, 2.00%, 2.00%, 1.00% and 1.50% annually of average daily net assets for Classes A, B, C, I and R, respectively, before the application of the performance adjustment to the investment advisory fee.  This expense reimbursement will continue for a period of 18 months following the implementation of the new advisory, sub-advisory and research support agreements.

WHY ARE THESE CHANGES BEING PROPOSED?

OrbiMed has been serving as adviser to the Portfolio since its inception in 1996.  Due to significant growth in its institutional businesses, OrbiMed informed EVM that it is seeking to maintain a prudent and appropriate level of discretionary assets under management.  Accordingly EVM and OrbiMed proposed, and the Trustees approved, the proposed restructuring, under which EVM would assume the role of investment adviser to the Portfolio, EVMI would serve as sub-adviser involved in the Portfolio’s day-to-day management, and OrbiMed would serve as sub-adviser providing research services to EVM with respect to the Portfolio’s investment program.  The proposed structure would facilitate ongoing collaboration between EVM and OrbiMed for the benefit of the Portfolio, all as described in the proxy statement.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

The Trustees recommend that you vote in favor of the proposals.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If the proposals relating to the new investment advisory, sub-advisory and research support agreements are not approved, the Portfolio’s current advisory agreement and current management agreement will continue and the Board will consider what actions, if any, may be appropriate.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the Internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.  By voting promptly, you can avoid additional solicitations by telephone or other means and the Fund can avoid additional expense.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes.  A written proxy is revocable prior to the meeting by sending a signed written note with instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  Proxies voted by telephone or over the Internet may be revoked in the same manner as written proxies.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Approval of each of Proposal 1, Proposal 2 and Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy.  The Fund, as an interest holder in the Portfolio, will cast its votes with respect to the Portfolio’s new advisory and sub-advisory agreements in the same proportion as the votes cast by Fund shareholders at the meeting.  Implementation of each Proposal is contingent upon the approval of the other Proposals.

BACKGROUND

The investment objective of the Fund is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies.  The Fund currently seeks to meet its objective by investing in the Portfolio, a separate open-end investment company that has the same objective and policies as the Fund.  At August 31, 2015, the Fund owned 99.8% of the Portfolio’s outstanding interests.

OrbiMed currently provides investment advisory services to the Portfolio pursuant to an Investment Advisory Agreement dated August 1, 2011 (the “Current OrbiMed Agreement”) and EVM currently provides management services to the Portfolio pursuant to a Management Agreement dated August 1, 2011 (the “Current EVM Agreement”).  EVM also provides administrative services to the Fund pursuant to an Amended and Restated Administrative Services Agreement dated May 1, 2012.  The Trustees have determined to recommend a change in the management structure of the Portfolio whereby EVM would serve as investment adviser of the Portfolio, and EVMI and OrbiMed would provide EVM with sub-advisory services and research support services, respectively.

At a meeting held on February 11, 2016, the Board of Trustees of the Portfolio, including the Trustees who are not “interested persons” of the Portfolio, approved:

•

a new investment advisory agreement pursuant to which EVM will provide investment advisory services to the Portfolio (the “Proposed EVM Agreement”);

•

a new investment sub-advisory agreements between EVM and EVMI pursuant to which EVMI will provide investment advisory services to the Portfolio (the “Proposed EVMI Agreement”);

•

a new investment research support agreement between EVM and OrbiMed pursuant to which OrbiMed will provide research services to EVM with respect to the Portfolio’s investment program (the “Proposed OrbiMed Agreement”); and

•

the termination of the Current EVM Agreement and the Current OrbiMed Agreement, contingent upon shareholder approval of the Proposed EVM, EVMI and OrbiMed Agreements.

The Investment Company Act of 1940, as amended (“1940 Act”), requires that investment advisory agreements be approved by a vote of the majority of the outstanding shares of a fund, as described herein under “Vote Required to Approve Proposal 1,” “Vote Required to Approve Proposal 2” and “Vote Required to Approve Proposal 3.”  Accordingly, the Proposed EVM Agreement, the Proposed EVMI Agreement and the Proposed OrbiMed Agreement (referred to collectively as the “New Agreements”) are subject to the approval of the shareholders of the Fund (as an interest holder in the Portfolio).  The Fund will cast its votes with respect to the New Agreements in the same proportion as the votes of the Fund shareholders cast at the meeting.  The approval of each Proposal is contingent upon approval of the other Proposals.

PROPOSAL 1.  APPROVAL OF THE PROPOSED EVM AGREEMENT

At a meeting of the Board of Trustees of the Portfolio held on February 11, 2016, the Trustees approved the Proposed EVM Agreement, pursuant to which EVM will serve as the Portfolio’s investment adviser. Pursuant to the Proposed EVM Agreement, EVM intends to delegate to EVMI a portion of the day-to-day investment management of the Portfolio in accordance with the Proposed EVMI Agreement described in Proposal 2.  EVM also intends to appoint OrbiMed as a sub-adviser to provide research services to EVM with respect to the Portfolio’s investment program as described in Proposal 3.  Under the Proposed EVM Agreement, EVM will receive from the Portfolio an investment advisory fee as described under “Fees” below.  From this advisory fee, EVM will be responsible for paying EVMI and OrbiMed for sub-advisory services provided to the Portfolio.  The form of the Proposed EVM Agreement is included as Exhibit B.  The implementation of the Proposed EVM Agreement is contingent upon the approval of Proposal 2 and Proposal 3.  Subject to the approval of Proposal 1, Proposal 2 and Proposal 3, the Current EVM Agreement would be terminated.

The Current OrbiMed Agreement and the Proposed EVM Agreement

Services Provided.  Under both the Current OrbiMed Agreement and the Proposed EVM Agreement, the Portfolio’s investment adviser (i.e., OrbiMed under the Current OrbiMed Agreement or EVM under the Proposed EVM Agreement) is responsible for managing the investment and reinvestment of the Portfolio’s assets and providing continuous investment advice regarding the purchase and sale of securities held by the Portfolio, subject to the supervision of the Portfolio’s Board of Trustees.  Under both the Current OrbiMed Agreement and the Proposed EVM Agreement, the investment adviser provides office space to the Portfolio and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio and pays the salaries and fees of all officers and Trustees of the Portfolio who are members of its organization and all personnel of the adviser performing services relating to research and investment activities.  Under the Proposed EVM Agreement, EVM also will provide administrative services to the Portfolio (consistent with its current duties under the Current EVM Agreement) and oversee any sub-adviser providing services to the Portfolio.   As noted under “Background” above, EVM intends to provide day-to-day investment advisory services to the Portfolio directly and to delegate a portion of the day-to-day investment management of the Portfolio to its affiliate, EVMI, as described more fully in Proposal 2.  EVM also intends to appoint OrbiMed as a sub-adviser providing research services with respect to the Portfolio’s investment program, as described more fully in Proposal 3.

Portfolio Management.  In connection with the changes to the Portfolio management structure, EVM intends to arrange for the appointment of Jason Kritzer of EVM and Samantha Pandolfi of EVMI as portfolio managers of the Portfolio, replacing the current portfolio management team.  Biographical information for Mr. Kritzer and Ms. Pandolfi is set forth below.

Jason Kritzer, CFA, is a Vice President of EVM and is a portfolio manager and equity analyst responsible for coverage of the pharmaceutical, health care equipment, and biotechnology industries for U.S. growth and value portfolios. Prior to joining EVM in 2012, Mr. Kritzer was a director and equity analyst at BlackRock covering healthcare industries since 2006. Mr. Kritzer began his investment career in 1999 at Putnam Investments where he was a Senior Vice President and equity analyst covering biotechnology, information technology services, and business services on global, small and mid-cap teams. Mr. Kritzer graduated magna cum laude from Boston University with a B.S.B.A in finance.  He earned his MBA in finance from Columbia Business School.  Mr. Kritzer is a CFA charter holder and a member of the Boston Security Analysts Society.

Samantha Pandolfi, CFA, joined EVMI in November 2015 and is a Vice President, portfolio manager and global equity analyst and manages another Eaton Vance fund.  She is responsible for covering the healthcare sector for global large-cap and small-cap portfolios. Prior to joining EVMI, Ms. Pandolfi was at Goldman Sachs Asset Management (“GSAM”) for 15 years, most recently as an Executive Director and European and Global Healthcare Portfolio Manager. She has covered healthcare stocks since 2005 and has also covered apparel/luxury goods, support services, leisure and cosmetics.  Ms. Pandolfi received her Juris Doctor (summa cum laude) from Universita’ degli Studi La Sapienze and holds an MBA from INSEAD.  Ms. Pandolfi is a CFA charter holder.

EVM expects there to be changes to the Portfolio’s holdings as a result of the new portfolio management team and, accordingly, an increase in the Portfolio’s turnover rate in connection with the implementation of the New Agreements.  The Portfolio’s turnover rate for the fiscal years ended August 31, 2015 and August 31, 2014 were 51% and 57%, respectively.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).

Fees.  Under both the Current OrbiMed Agreement and the Proposed EVM Agreement, the Portfolio pays to the investment adviser an investment advisory fee that consists of two components:  (i) an asset-based investment advisory fee (the “Base Fee”) and (ii) a performance adjustment (the “Performance Adjustment”).  At current net asset levels, the Base Fee under the Proposed EVM Agreement is 10 basis points (0.10%) lower than the aggregate of the Base Fee and management fee payable under the Current OrbiMed Agreement and the Current EVM Agreement.  The Base Fee under the Proposed EVM Agreement will be subject to the same Performance Adjustment that is applicable under the Current OrbiMed Agreement.  EVM will pay a portion of its advisory fee to EVMI and OrbiMed for sub-advisory services provided to the Portfolio as described in Proposals 2 and 3 below.  The Portfolio will not be responsible for payment of sub-advisory fees to EVMI or OrbiMed under the Proposed EVMI Agreement and Proposed OrbiMed Agreement.

The Base Fee.  The following table shows the total management fees payable by the Portfolio, which consists of (a) the Base Fee payable under the Current OrbiMed Agreement and (b) the management fee payable under the Current EVM Agreement:

Current Management Fees (exclusive of Performance Adjustment) Asset Level (based on average daily net assets)	Current Annual Base Fee	Current Management Fee	Total Management Fees
up to $500 million	0.500%	0.375%	0.875%
$500 million but less than $1 billion	0.470%	0.320%	0.790%
$1 billion but less than $1.5 billion	0.430%	0.290%	0.720%
$1.5 billion but less than $2 billion	0.400%	0.260%	0.660%
$2 billion but less than $2.5 billion	0.370%	0.230%	0.600%
$2.5 billion and over	0.330%	0.200%	0.530%

The following table shows the Base Fee payable by the Portfolio under the Proposed EVM Agreement:

Proposed Advisory Fees (exclusive of Performance Adjustment) Asset Level (based on average daily net assets)	Proposed Annual Base Fee
up to $500 million	0.775%
$500 million but less than $1 billion	0.690%
$1 billion but less than $1.5 billion	0.620%
$1.5 billion but less than $2 billion	0.560%
$2 billion but less than $2.5 billion	0.500%
$2.5 billion and over	0.480%

As shown above, the Base Fee payable to EVM under the Proposed EVM Agreement is lower than the total management fees payable by the Portfolio under the Current OrbiMed Agreement and the Current EVM Agreement.  As noted above, the Current OrbiMed Agreement would be replaced with the Proposed EVM Agreement and the Current EVM Agreement would be terminated if the New Agreements are approved.  EVM would continue to serve as administrator of the Fund pursuant to an Amended and Restated Administrative Services Agreement, under which EVM would continue to receive a monthly fee from the Fund for administrative services of 0.15% annually of average daily net assets.  The administration fee received by EVM from the Fund would remain unchanged following implementation of the New Agreements.

The Performance Adjustment.  Since the inception of the Portfolio in 1996, the investment advisory fee payable to the Portfolio’s investment adviser has included a performance-based adjustment, whereby an annual upward or downward adjustment is made to the asset-based investment advisory fee to the extent the Portfolio’s investment performance differs by at least one percentage point from a benchmark index.  Currently, the investment adviser may receive a Performance Adjustment to the Base Fee of up to 0.15% (annually) of the average daily net assets of the Portfolio during the performance measurement period depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over the same period.  The Board believes that the Performance Adjustment aligns the interests of the investment adviser with those of investors in the Portfolio (including the Fund), and as such, is beneficial to investors in the Portfolio. The Base Fee under the Proposed EVM Agreement would be subject to the same Performance Adjustment as is currently in place under the Current OrbiMed Agreement.

Under both the Current OrbiMed Agreement and the Proposed EVM Agreement, one twelfth (1/12) of the Performance Adjustment is applied each month to the Portfolio’s average daily net assets over the entire performance period, which is based on a rolling period of up to and including the most recent 36 months (the “Performance Adjustment Period”).  If the New Agreements are approved, EVM will pay to OrbiMed over the first three years of the term of the Proposed OrbiMed Agreement a portion of the performance fee paid to EVM under the Proposed EVM Agreement, as described in Proposal 3.  The Performance Adjustment Period under the proposed EVM Agreement will include the performance of the Portfolio achieved under the Current OrbiMed Agreement until 36 months after the effective date of the Proposed EVM Agreement.

Under both the Current OrbiMed Agreement and the Proposed EVM Agreement, the Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending upon the total return performance of the Portfolio after expenses relative to the performance of the benchmark index over the Performance Adjustment Period.  No Performance Adjustment is applied unless the difference between the Portfolio’s total return performance and the investment record of the Portfolio’s benchmark index is at least one percentage point from the benchmark index (positive or negative) over the same time period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase EVM’s fee even if the Portfolio’s total return has been negative during the Performance Adjustment Period and could decrease EVM’s fee even if the Portfolio’s total return has been positive during the Performance Adjustment Period.  For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the month for the Base Fee, versus average daily net assets during the Performance Adjustment Period for the Performance Adjustment).  Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses.  Reinvestment of dividends and distributions are included in calculating the performance of both the Portfolio and the benchmark index.

It is important to note that the amount of the Performance Adjustment is impacted not only by the performance of the Portfolio compared to its benchmark, but also by the average daily net assets of the Portfolio over the Performance Adjustment Period.  If the average daily net assets of the Portfolio remain constant during the Performance Adjustment Period, current net assets will be the same as average net assets over the Performance Adjustment Period and the maximum proposed Performance Adjustment (plus or minus) would be equivalent to an annual rate of 0.15% of current net assets.  When current net assets vary from net assets over the Performance Adjustment Period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15% annually, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the Performance Adjustment Period.  For instance, if current assets are greater than average net assets over the Performance Adjustment Period, the Performance Adjustment would be a less significant portion of the total advisory fee paid than if the current net assets were less than the average net assets over such period.  Under extreme circumstances, involving underperformance and a rapidly shrinking asset base, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee (meaning that the advisory fee becomes a negative amount).  Similarly, under extreme circumstances involving a period of outperformance and a rapidly shrinking asset base, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee.

The hypothetical impact of fluctuating average daily net assets on the Base Fee and fluctuating assets over the Performance Adjustment Period on the Performance Adjustment, in addition to the impact that fluctuating portfolio performance versus the benchmark would have on the monthly Performance Fee, can be found on Exhibit G.

Proposed Expense Reimbursement.  If the New Agreements are approved, EVM has agreed to reimburse the Fund’s expenses to the extent total annual operating expenses exceed 1.25%, 2.00%, 2.00%, 1.00% and 1.50% annually of average daily net assets for Classes A, B, C, I and R, respectively, before the application of the Performance Adjustment to the Base Fee payable under the Proposed EVM Agreement.  This expense reimbursement would continue for a period of 18 months following the implementation of the Proposed EVM Agreement, the Proposed EVMI Agreement and the Proposed OrbiMed Agreement.

Impact of Proposed Changes to the Advisory Fees.  Because the advisory fees payable under the Proposed EVM Agreement will be implemented prospectively, the future impact on the fees paid by the Portfolio to EVM will depend upon the Portfolio’s future average daily net assets and future performance.  However, the fees paid under the Current OrbiMed Agreement can be compared against the fees that would have been paid if the Proposed EVM Agreement had been in place for the fiscal years ended August 31, 2015 and August 31, 2014.

The following table shows for the last two fiscal years:  (i) the advisory fees paid to OrbiMed by the Portfolio under the Current OrbiMed Agreement; (ii) the management fees paid to EVM by the Portfolio under the Current EVM Agreement; (iii) the administrative fees paid to EVM by the Fund under the Trust’s existing Amended and Restated Administrative Services Agreement; and (iv) the total management fees paid by the Fund and Portfolio under the current agreements.

Year Ended	Advisory fee paid by Portfolio	Management fee paid by Portfolio	Administration fee paid by Fund	Total management fees
8/31/2015	$9,650,762	$5,457,280	$2,551,576	$17,659,618
8/31/2014	$7,150,585	$4,405,605	$1,974,736	$13,530,926

The following table shows for the last two fiscal years:  (i) the pro forma advisory fees payable to EVM under the Proposed EVM Agreement; (ii) the pro forma administrative fees payable to EVM by the Fund under the Trust’s existing Amended and Restated Administrative Services Agreement; and (iii) the total pro forma management fees payable by the Fund and Portfolio under the New Agreements.  As discussed in Proposals 2 and 3, EVM would pay sub-advisory fees to EVMI and OrbiMed from the advisory fees EVM receives under the Proposed EVM Agreement.  The Portfolio would not be responsible for payment of sub-advisory fees to EVMI or OrbiMed.  The performance of the Portfolio achieved under the Current OrbiMed Agreement will be used in the calculation of the Performance Adjustment paid under the Proposed EVM Agreement until 36 months after the effective date of the Proposed EVM Agreement.

Year Ended	Pro forma advisory fee paid by Portfolio[1]	Pro forma administration fee paid by the Fund	Total pro forma management fees[2]
8/31/2015	$13,401,951	$2,551,576	$15,953,527
8/31/2014	$10,233,885	$1,974,736	$12,208,621

1

Of this amount, EVM would have paid sub-advisory fees to (i) EVMI of $3,187,380 and $2,556,141 for fiscal years ending in 2015 and 2014, respectively, and (ii) OrbiMed of $1,529,568 and $1,227,513 for fiscal years ending in 2015 and 2014, respectively (inclusive of the Performance Adjustment).

2

Under the proposed restructuring, the Current OrbiMed Agreement will be replaced with the Proposed EVM Agreement and the Current EVM Agreement will be eliminated.  Accordingly, there is not a separate management fee payable under the proposed restructuring.

While the pro forma advisory fee payable under the Proposed EVM Agreement as shown above would have been higher than the actual advisory fee paid during the periods, the pro forma total management fees payable after implementation of the Proposed EVM Agreement would have been lower due to the elimination of the management fee payable under the Current EVM Agreement.  The table below compares the fees paid for the fiscal years ended August 31, 2015 and August 31, 2014 under the Current OrbiMed Agreement and Current EVM Agreement to the pro forma fees that would have been paid over the same periods under the Proposed EVM Agreement (in both instances including the administration fees payable under the Trust’s existing Amended and Restated Administrative Services Agreement).

Year Ended	Actual Total Management Fees Paid	Pro Forma Total Management Fees	Difference $ / %
8/31/15	$17,659,618	$15,953,527	($1,706,091) / (9.66%)
8/31/14	$13,530,926	$12,208,621	($1,322,305) / (9.77%)

Payment of Expenses.  Under both the Current OrbiMed Agreement and the Proposed EVM Agreement, the Portfolio pays all expenses incident to its organization, operations, and business not specifically assumed by the investment adviser, including commissions, fees and other expenses connected with buying, selling and holding securities and other investments; auditing, accounting and legal expenses; taxes and interest; governmental fees; expenses of issue, sale and redemption of interests in the Portfolio; expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and preparing and printing registration statements or other offering statements; expenses of registering and maintaining registrations of the Portfolio and of the Portfolio’s placement agent as broker-dealer or agent under state securities laws; expenses of reports and notices to interest holders and of meetings of interest holders and proxy solicitations therefore; expenses of reports to governmental officers and commissions; insurance expenses; association membership dues; fees, expenses and disbursements of custodians and sub-custodians for all services to the Portfolio; fees, expenses and disbursements of transfer agents, dividend disbursing agents, interest holder servicing agents and registrars for all services to the Portfolio; compensation and expenses of Trustees of the Portfolio who are not members of the adviser’s organization; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and interest holders with respect thereto.

Other Provisions.  Under both the Current OrbiMed Agreement and the Proposed EVM Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the Agreement, the investment adviser shall not be liable to the Portfolio or any Portfolio interest holder for acts or omissions or for any investment type losses in connection with the services it provides.

The Trustees and Officers of the Trust and the Portfolio and their principal occupations are set forth in Exhibit C to this Proxy Statement.  The Current OrbiMed Agreement was most recently submitted to a vote of Portfolio interest holders at a special meeting of interest holders held on July 1, 2011.  The Current OrbiMed Agreement was most recently approved by the Trustees, including all of the Trustees who are not interested persons of the investment adviser or the Portfolio (the “Independent Trustees”), on April 27, 2015.  Provided it is not superseded by the Proposed EVM Agreement, the Current OrbiMed Agreement will continue in effect until April 30, 2016 and thereafter from year to year so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Portfolio or the Trustees of the Portfolio.  The Proposed EVM Agreement was approved by the Trustees at a meeting on February 11, 2016, and if approved by shareholders, shall remain in full force and effect through and including the second anniversary of the execution of the Proposed EVM Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio and (ii) by the vote of a majority of the Independent Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval.  Each of the Current OrbiMed Agreement and the Proposed EVM Agreement also provides it (i) may be terminated, without the payment of any penalty on 60 days’ advance written notice, by the investment adviser or by the Trustees of the Portfolio, and the Portfolio may, at any time upon such written notice to the investment adviser, terminate the agreement with respect to the investment adviser by vote of a majority of the outstanding voting securities of the Portfolio; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Independent Trustees of the Portfolio, and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.

EVM

EVM is a business trust organized under the laws of The Commonwealth of Massachusetts.  Eaton Vance, Inc. (“EV”) serves as trustee of EVM.  EV and EVM are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company.  EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  EVM currently serves as manager of the Portfolio and administrator of the Fund.  Thomas E. Faust Jr., Chief Executive Officer and President of EVM, also serves as a Trustee of the Fund and the Portfolio. For the fiscal year ended August 31, 2015, EVM received administration fees from the Fund of $2,551,576 and received management fees of $5,457,280 from the Portfolio.  EVM also provides sub-transfer agency support and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2015, EVM earned $91,233 from the Fund for such services.  Eaton Vance Distributors, Inc. “EVD”), an affiliate of EVM, acts as the principal underwriter for the Fund and as placement agent for the Portfolio.  The Fund accrued and/or paid $6,657,800 pursuant to Fund distribution plans, of which $308,614 was retained by EVD for the year ended August 31, 2015.  EVM will continue to provide sub-transfer agency support services to the Fund and EVD will remain principal underwriter for the Fund and placement agent for the Portfolio following approval of the New Agreements.  The business address of EVM and EVD is Two International Place, Boston, Massachusetts 02110. As of January 31, 2016, EVM and its affiliates currently manage over $302 billion on behalf of mutual funds, institutional clients and individuals.   EVM is not paid a fee for serving as adviser, manager or administrator to any other similarly managed U.S. registered investment company.

A comparison of the current and pro forma expenses can be found beginning on page 14.  Information concerning (i) the Board’s approval of the New Agreements and recommendation and (ii) implementation of the New Agreements can be found on page 15.

Vote Required to Approve Proposal 1

Approval of the Proposed EVM Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the Proposed EVM Agreement in the same proportion as the votes cast by Fund shareholders at the meeting. As noted above, the implementation of the Proposed EVM Agreement is contingent on approval of Proposal 2 and Proposal 3.

If Proposal 1, Proposal 2 or Proposal 3 is not approved, the Current OrbiMed Agreement and the Current EVM Agreement will continue and the Board will consider what actions, if any, may be appropriate.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed EVM Agreement between EVM and the Portfolio.

PROPOSAL 2.  APPROVAL OF THE PROPOSED EVMI AGREEMENT

At a meeting of the Board of Trustees of the Portfolio held on February 11, 2016, the Trustees approved the Proposed EVMI Agreement, pursuant to which EVMI will serve as investment sub-adviser to the Portfolio subject to the supervision of EVM and the Trustees of the Portfolio.  The form of the Proposed EVMI Agreement between EVM and EVMI is attached as Exhibit D.  The implementation of the Proposed EVMI Agreement is contingent upon the approval of Proposal 1 and Proposal 3.

Services Provided.  Pursuant to the Proposed EVM Agreement and Proposed EVMI Agreement, representatives of EVM and EVMI will co-manage the Portfolio, with EVMI serving in a sub-advisory role and subject to EVM’s supervision.  Under the Proposed EVMI Agreement, EVMI (i) would furnish continuously an investment program and determine from time to time what securities and other investments would be acquired, disposed of or exchanged and what portion of the Portfolio’s assets would be held uninvested; (ii) would be authorized, in its discretion, to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the Portfolio; (iii) would take, on behalf of the Portfolio, all actions that it deems necessary or desirable to implement the investment policies of the Portfolio.  Under the Proposed EVMI Agreement, EVMI may select the broker-dealers through which Portfolio transactions are executed and negotiate commissions.  In connection with the selection of such brokers or dealers and the placing of such orders, EVMI would use its best efforts to seek to execute security transactions at prices that are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates, and in accordance with procedures adopted by the Board of Trustees of the Portfolio.  Under the Proposed EVMI Agreement, EVMI also provides office space to the Portfolio and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio and pays the salaries and fees of all officers and Trustees of the Portfolio who are members of its organization and all personnel of EVMI performing services relating to research and investment activities.

EVMI will not be liable under the Proposed EVMI Agreement for any act or omission in the course of rendering services it provides under the Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.

Fees.  Under the Proposed EVMI Agreement, a sub-advisory fee would be paid by EVM (as investment adviser) to EVMI for its services.  Under the Proposed EVMI Agreement, the fee rates and breakpoints would be as follows:

Average daily net assets	Proposed annual sub-advisory fee*
up to $500 million	0.213%
$500 million but less than $1 billion	0.190%
$1 billion but less than $1.5 billion	0.171%
$1.5 billion but less than $2 billion	0.154%
$2 billion but less than $2.5 billion	0.138%
$2.5 billion and over	0.132%

*

As noted above, the fee payable to EVMI under the proposed sub-advisory agreement would be paid by EVM and not by the Portfolio.

EVMI

EVMI is a private limited company organized under the laws of the United Kingdom.  EVMI was organized in 2001 and provides investment advice to institutional clients and pooled investment vehicles.  EVMI is a subsidiary of EVM and an indirect, wholly-owned subsidiary of EVC.  Thomas E. Faust Jr., Director of EVMI, also serves as a Trustee of the Fund and the Portfolio. The business address of EVMI is 125 Old Broad Street, London EC2N 1AR, United Kingdom. As of December 31, 2015, EVMI managed $6.4 billion in client assets, all of which is managed on a discretionary basis.  EVMI is not paid a fee for serving as investment adviser of any other similarly-managed U.S. registered investment company.

A comparison of the current and pro forma expenses can be found beginning on page 14.  Information concerning (i) the Board’s approval of the New Agreements and recommendation and (ii) implementation of the New Agreements can be found on page 15.

Vote Required to Approve Proposal 2

Approval of the Proposed EVMI Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the Proposed EVMI Agreement in the same proportion as the votes cast by Fund shareholders at the meeting. As noted above, the implementation of the Proposed EVMI Agreement is contingent on approval of Proposal 1 and Proposal 3.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed EVMI Agreement between EVM and EVMI.

PROPOSAL 3.  APPROVAL OF THE PROPOSED ORBIMED AGREEMENT

At a meeting of the Board of Trustees of the Portfolio held on February 11, 2016, the Trustees approved the Proposed OrbiMed Agreement, pursuant to which OrbiMed will serve as investment sub-adviser to the Portfolio providing research services to EVM with respect to the Portfolio’s investment program.  The form of the Proposed OrbiMed Agreement between EVM and OrbiMed is attached as Exhibit E.  The implementation of the Proposed OrbiMed Agreement is contingent upon the approval of Proposal 1 and Proposal 2.

Services Provided.  Under the Proposed OrbiMed Agreement, OrbiMed will provide to EVM its views and opinions on issues relating to the management of the Portfolio, including, but not limited to, the following: (i) prospects for individual public companies in the healthcare sector and the attractiveness of their securities as investments; (ii) regulatory developments affecting and potentially affecting healthcare companies; (iii) medical discoveries and advancements; (iii) industry trends; (iv) regional/country preferences; (v) sub-sector preferences; (vi) reports on recent interactions with management of healthcare companies; (vii) company valuations; (viii) pre-initial public offering due diligence; (ix) matters relating to portfolio construction; and (x) such other matters as the Adviser may reasonably request (“Research Information”).  Research Information may be delivered by OrbiMed to EVM and EVMI through periodic meetings or individual consultations (either in person or via teleconference), and may include written and oral reports and analyses.  Under the New Agreements and as described in Proposal 1 and Proposal 2, EVM and EVMI will be responsible for determining the securities and other investments to be acquired, disposed of or exchanged by the Portfolio and for implementing the Portfolio’s investment program, and OrbiMed shall have no responsibility for such matters.

Under the Proposed OrbiMed Agreement, OrbiMed will pay all expenses incurred by it and its staff and for their activities in connection with its duties under such Agreement, including, but not limited to, rental and overhead expenses, expenses of OrbiMed’s personnel, insurance of OrbiMed and its personnel, and taxes of OrbiMed.   OrbiMed will be liable under the Proposed OrbiMed Agreement for any act or omission in the course of rendering services it provides under the Agreement due to its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.

Fees.  Under the Proposed OrbiMed Agreement, a sub-advisory fee would be paid by EVM (as investment adviser) to OrbiMed for its services, which will consist of an asset-based fee and, for up to the first three years of the Proposed OrbiMed Agreement, a performance adjustment as described below.  Under the Proposed OrbiMed Agreement, the asset-based fee rates and breakpoints would be as follows:

Average daily net assets	Proposed annual sub-advisory fee*
up to $500 million	0.100%
$500 million but less than $1 billion	0.092%
$1 billion but less than $1.5 billion	0.083%
$1.5 billion but less than $2 billion	0.075%
$2 billion but less than $2.5 billion	0.068%
$2.5 billion and over	0.068%

*

As noted above, the fee payable to OrbiMed under the proposed sub-advisory agreement would be paid by EVM and not by the Portfolio.

Under the Proposed OrbiMed Agreement, EVM will pay to OrbiMed over the first three years of the term of such Agreement (the “Three-Year Term”) a portion of the Performance Adjustment paid to EVM pursuant to the Proposed EVM Agreement (the “Performance Fee”) based on the aggregate “in-the-money” amount of relative performance of the Portfolio attributable to OrbiMed’s tenure as investment adviser of the Portfolio under the Current OrbiMed Agreement.  By way of example, if the performance of the Portfolio achieved under the Current OrbiMed Agreement accounts for 90% of the outperformance for a given 36-month Performance Fee measurement period, OrbiMed would receive 90% of the Performance Fee paid by the Portfolio with respect to such Performance Fee measurement period.  If there is no Performance Fee paid by the Portfolio for a given measurement period, OrbiMed would receive no Performance Fee (regardless of OrbiMed's past performance).  If Performance Fees are paid (versus received) by EVM for a given Performance Fee measurement period, OrbiMed would participate in payments made, proportional to the contribution of OrbiMed's tenure as investment manager to the aggregate underperformance over such Performance Fee measurement period.  After the Three-Year Term, OrbiMed would not participate in performance fees received or paid by EVM.

OrbiMed Advisors LLC

OrbiMed, 601 Lexington Avenue, 54th Floor, New York, NY 10022, is the Portfolio’s investment adviser pursuant to the Current OrbiMed Agreement.  OrbiMed, or its predecessor entity, has been the investment adviser of the Portfolio since it commenced operations in 1996 and of the Portfolio’s predecessor since 1989.  For the fiscal year ended August 31, 2015, OrbiMed received advisory fees from the Portfolio of $9,650,762, including an upward Performance Adjustment of $1,831,391.  OrbiMed does not serve as adviser to any other similarly managed U.S. registered investment company.  Samuel D. Isaly serves as the President of the Portfolio and owns more than 50% but less than 75% of OrbiMed. Listed below are the names and principal occupations of the principal executive officer and members of OrbiMed. The principal address of each individual as it relates to his duties at OrbiMed is the same as that of OrbiMed.

Name	Principal Occupation
Samuel D. Isaly	Managing Member
Sven H. Borho	Member
Carl L. Gordon	Member
Jonathan T. Silverstein	Member
W. Carter Neild Geoffrey C. Hsu	Member Member

OrbiMed is not paid a fee for serving as an investment adviser to any other similarly managed U.S. registered investment company.  If the Proposals described herein are approved, OrbiMed and EVM intend to enter into a separate exclusivity agreement pursuant to which OrbiMed will receive an annual fee from EVM.  Under the exclusivity agreement, OrbiMed will not serve as investment adviser, sub-adviser or research support provider to any other registered open-end investment company that follows a broad healthcare investment strategy similar to that of the Portfolio.  The Portfolio will not be responsible for amounts payable by EVM pursuant to the exclusivity agreement.

A comparison of the current and pro forma expenses can be found beginning on page 14.  Information concerning (i) the Board’s approval of the New Agreements and recommendation and (ii) implementation of the New Agreements can be found on page 15.

Vote Required to Approve Proposal 3

Approval of the Proposed OrbiMed Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the Proposed OrbiMed Agreement in the same proportion as the votes cast by Fund shareholders at the meeting. As noted above, the implementation of the Proposed OrbiMed Agreement is contingent on approval of Proposal 1 and Proposal 2.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed OrbiMed Agreement between EVM and OrbiMed.

ADDITIONAL INFORMATION

Comparison of Current and Pro Forma Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and the pro forma fee structure.  As shown below, the Fund’s total annual operating expenses would have been lower by 0.10% for the fiscal year ended August 31, 2015 if the New Agreements had been in effect.  The fees and expenses shown are determined based upon average net assets for the fiscal year ended August 31, 2015.  For the trailing 36-month Performance Adjustment Period from September 2012 through August 2015, the Fund outperformed the MSCI World Health Care Index by greater than 10%, resulting in the maximum Performance Adjustment rate.

Actual Fund Fees and Expenses as of 8/31/15

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Class A	Class B	Class C	Class I	Class R
Management Fees(2)	1.04%	1.04%	1.04%	1.04%	1.04%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.44%	2.20%	2.19%	1.19%	1.69%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and Portfolio.

(2)

Management Fees include the Portfolio’s investment advisory fee of 0.57% and management fee of 0.32% and the Fund’s administrative fees of 0.15%.  The investment advisory fee reflects a Base Fee of 0.46% and a Performance Adjustment of 0.11%.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 713	$1,004	$1,317	$2,200	$ 713	$1,004	$1,317	$2,200
Class B shares	$ 723	$1,088	$1,380	$2,342	$ 223	$ 688	$1,180	$2,342
Class C shares	$ 322	$ 685	$1,175	$2,524	$ 222	$ 685	$1,175	$2,524
Class I shares	$ 121	$ 378	$ 654	$1,443	$ 121	$ 378	$ 654	$1,443
Class R shares	$ 172	$ 533	$ 918	$1,998	$ 172	$ 533	$ 918	$1,998

Pro Forma Fund Fees and Expenses as of 8/31/15 based on Pro Forma Fees under the New Agreements

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Class A	Class B	Class C	Class I	Class R
Management Fees(2)	0.94%	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.34%	2.10%	2.09%	1.09%	1.59%

(1)

Pro forma expenses of the Fund in the table above and the example below reflect the pro forma expenses of the Fund and Portfolio.

(2)

Management Fees include the Portfolio’s pro forma investment advisory fee of 0.79% and the Fund’s administrative fees of 0.15%.  The pro forma investment advisory fee reflects a Base Fee of 0.68% and a Performance Adjustment of 0.11%.

Example.  This Example is intended to help you compare the pro forma cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 704	$ 975	$ 1,267	$ 2,095	$ 704	$ 975	$ 1,267	$ 2,095
Class B shares	$ 713	$1,058	$ 1,329	$ 2,237	$ 213	$ 658	$ 1,129	$ 2,237
Class C shares	$ 312	$ 655	$ 1,124	$ 2,421	$ 212	$ 655	$ 1,124	$ 2,421
Class I shares	$ 111	$ 347	$ 601	$ 1,329	$ 111	$ 347	$ 601	$ 1,329
Class R shares	$ 162	$ 502	$ 866	$ 1,889	$ 162	$ 502	$ 866	$ 1,889

Implementation of New Agreements

If Proposal 1, Proposal 2 and Proposal 3 are approved, the New Agreements will be implemented as soon as practicable after such approval.  If Proposal 1, Proposal 2 or Proposal 3 is not approved, the Current OrbiMed Agreement and the Current EVM Agreement will continue and the Board will consider what actions, if any, may be appropriate.

Trustees Considerations with Respect to the Proposals

At a meeting held on February 11, 2016 the Board of Trustees, including a majority of the Independent Trustees of the Portfolio, approved the New Agreements.  In considering the New Agreements, the Trustees took into account the terms of the New Agreements and other relevant considerations, which are set forth in Exhibit F.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA  02110, Attn: Proxy Coordinator.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by EVM.  Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of EVM, by the Fund’s transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by a professional solicitation organization.  The Fund has retained [solicitor name] to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $600,000, including out-of-pocket expenses.  Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by EVM personnel, by the transfer agent, BNY Mellon Investment Servicing (US) Inc., by broker-dealer firms or by [solicitor name] in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by EVM.  A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission.  The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated costs are $650,000.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards.  Please see the proxy card for details.  The Fund may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone.  If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Trust’s Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card.  With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by EVM or an affiliate in the same proportion as shares of the Fund for which instructions were received.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing quorum, but will have the effect of a vote against the Proposals.

Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund.  If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  Abstentions and broker non-votes will not be treated as shares voted on any such adjournment.  The costs of any such additional solicitation and of any adjourned session will be borne by EVM as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA  02110.  Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting.  The Fund does not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time) or writing to Eaton Vance Management, Attn:  Proxy Coordinator – Mutual Fund Services, Two International Place, Boston, Massachusetts 02110.

April 1, 2016

Exhibit A

As of the March 22, 2016, the following person(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

[TO BE UPDATED WITH RECORD DATE INFO ONCE AVAILABLE]

Class A Shares
%
%
Class B Shares
%
%
Class C Shares
%
%
Class I Shares
%
%
Class R Shares
%
%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

A-1

Exhibit B

FORM OF

WORLDWIDE HEALTH SCIENCES PORTFOLIO

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this ___ day of __________, 20__, between Worldwide Health Sciences Portfolio, a Massachusetts business trust (the “Trust”), and Eaton Vance Management, a Massachusetts business trust (the “Adviser”).

1.

Duties of the Adviser.  The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments.  As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended.  Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust.  In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall adhere to procedures adopted by the Board of Trustees of the Trust.

2.

Compensation of the Adviser.  For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust the compensation described on Appendix A.  The Adviser may, from time to time, waive all or a part of the above compensation to which it is entitled hereunder.

3.

Allocation of Charges and Expenses.  It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust’s placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

4.

Other Interests.  It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a Holder or otherwise.  It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.

Limitation of Liability of the Adviser.  The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

The Trust expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the Trustees of the Adviser and the shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the Trustees or shareholders or any Trustee of the Adviser.

6.

Sub-Investment Advisers.  The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such investment adviser and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940.  Each such sub-investment adviser’s performance of its obligation under any such agreement shall be supervised by Eaton Vance.  Further, Eaton Vance may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the Investment Company Act of 1940 and the rules hereunder.  In the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser or sub-administrator, subject to approval by the Board and notice to the sub-adviser or sub-administrator.

7.

Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust.  This Agreement shall terminate automatically in the event of its assignment.

8.

Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Trust.

9.

Limitation of Liability.  The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

10.

Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust.  The terms “Holders” and “Interests” when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WORLDWIDE HEALTH SCIENCES PORTFOLIO

By:

EATON VANCE MANAGEMENT

By:

APPENDIX A

For the services, payments and facilities furnished by the Adviser under this Agreement, the Adviser is entitled to receive from the Trust a fee computed daily and payable monthly equal to the following asset-based fee as adjusted by the performance-based adjustment set forth below:

Asset-based fee:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.775%
$500 million but less than $1 billion	0.690%
$1 billion but less than $1.5 billion	0.620%
$1.5 billion but less than $2 billion	0.560%
$2 billion but less than $2.5 billion	0.500%
$2.5 billion and over	0.480%

The Trust's net asset value shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

Performance-based adjustment:  The asset-based fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Trust differs by at least one percentage point from the record of the MSCI World Health Care Index (“Index Return”) over the same period.  Each percentage point difference is multiplied by a performance adjustment rate of 0.015%. The maximum adjustment plus/minus is 0.15%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Trust over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months (“Performance Adjustment Period”) or such shorter period as may be required by the 1940 Act or the rules thereunder or applicable guidance of the Securities and Exchange Commission. Trust performance shall be total return as computed under Rule 482 under the Securities Act of 1933.

Exhibit C

Officers and Trustees of the Trust and Portfolio

The officers and Trustees of the Trust and Portfolio and their length of service are set forth below.  Because of their positions with EVM and their ownership of EVC stock, the officers and Trustees of the Trust and the Portfolio benefit from the advisory fees paid by the Portfolio to EVM (or, in the case of Mr. Isaly, from the sub-advisory fees paid by EVM to OrbiMed).  The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110.  Unless otherwise indicated, the positions listed under “Trust/Portfolio Position(s)” are held with both the Trust and the Portfolio.  As used in this Exhibit C “BMR" refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., and “Eaton Vance” refers to Eaton Vance Management, “EVMI refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc.  EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR.  EVMI is an indirect, wholly-owned subsidiary of EVC.  Each officer affiliated with EVM may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD, EVMI and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
SCOTT E. ESTON 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).	176	None

CYNTHIA E. FROST 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).	176	None

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
GEORGE J. GORMAN 1952	Trustee	Since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).	176	Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).
VALERIE A. MOSLEY 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	176	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
WILLIAM H. PARK 1947	Vice-Chairperson of the Board and Trustee	Vice-Chairperson of the Board since 2016 and Trustee since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

				176	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	176

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	176	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
HARRIETT TEE TAGGART 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	176

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

RALPH F. VERNI 1943	Chairperson of the Board and Trustee	Chairperson of Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).	176	None

Principal Officers who are not Trustees
Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Payson F. Swaffield 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 148 registered investment companies managed by Eaton Vance or BMR.
Samuel D. Isaly(3) 1945	President of the Portfolio	Since 2002	Managing Member of OrbiMed Advisors LLC. Officer of 1 registered investment company managed by Eaton Vance or BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 176 registered investment companies managed by Eaton Vance or BMR.
James F. Kirchner 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 176 registered investment companies managed by Eaton Vance or BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 176 registered investment companies managed by Eaton Vance or BMR.

(1)

Includes both master and feeder funds in a master-feeder structure.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).  However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

The business address of Mr. Isaly is 601 Lexington Avenue, 54th Floor, New York, NY  20022.

Exhibit D

Form of

INVESTMENT SUB-ADVISORY AGREEMENT

between

EATON VANCE MANAGEMENT

and

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

for

WORLDWIDE HEALTH SCIENCES PORTFOLIO

AGREEMENT made this ___ day of _________, 20__, between Eaton Vance Management, a Massachusetts business trust (the “Adviser”), and Eaton Vance Management (International) Limited, a private limited company incorporated in England and Wales (the “Sub-Adviser”).

WHEREAS, Worldwide Health Sciences Portfolio (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission (“SEC”) may invest its assets in the Trust; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust relating to the provision of portfolio management services to the Trust; and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, the Adviser and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Trust in the manner and on the terms set forth in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.

Duties of the Sub-Adviser.  The Adviser hereby employs the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)

The Sub-Adviser hereby accepts such employment and undertakes to afford to the Trust the advice and assistance of the Sub-Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish, for the use of the Trust, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser’s organization and all personnel of the Sub-Adviser performing services relating to research and investment activities.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

(b)

The Sub-Adviser shall provide the Trust with such investment management and supervision as the Trust may, from time to time, consider necessary for the proper supervision of the Trust.  As investment adviser to the Trust, the Sub-Adviser shall furnish continuously an investment program and shall determine, from time to time, what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Trust’s Declaration of Trust, By-Laws and Registration Statement under the Investment Company Act of 1940, all as from time to time amended.  The Sub-Adviser is authorized, in its discretion, to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the Trust.  Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Sub-Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)

The Sub-Adviser shall place orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust.  In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates, and in accordance with procedures adopted by the Board of Trustees of the Trust.

(d)

The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust’s Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.

2.

Compensation of the Sub-Adviser.  For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, to the extent the Adviser receives at least such amount from the Trust pursuant to the Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month.  The Trust’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.  In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect.  The Sub-Adviser may, from time to time, waive all or a part of the above compensation.

3.

Allocation of Charges and Expenses.  It is understood that, pursuant to the Advisory Agreement, the Trust will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Trust shall include, without limitation, (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale and redemption of shares; (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes, including amendments, and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust’s principal underwriter as broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s or the Sub-Adviser’s organizations; and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers, and shareholders with respect thereto.

4.

Other Interests.  It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in the Sub-Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.  It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance Management (International) Limited.” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.

Limitation of Liability of the Sub-Adviser.  The services of the Sub-Adviser to the Adviser for the benefit of the Trust are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other business activities.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Trust or any shareholder in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment.

6.

Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated as to the Trust without the payment of any penalty by (i) the Adviser, subject to the approval of the Trustees of the Trust; (ii) the vote of the Trustees of the Trust; (iii) the vote of a majority of the outstanding voting securities of the Trust at any annual or special meeting; or (iv) the Sub-Adviser, in each case on sixty (60) days’ written notice.  This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason.

7.

Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

8.

Limitation of Liability.  The Sub-Adviser expressly acknowledges the provision in the Declarations of Trust of the Trust and of the Adviser limiting the personal liability of trustees, officers, and shareholders of the Trust and the Adviser, respectively, and the Sub-Adviser hereby agrees that it shall have recourse to the Trust or the Adviser, respectively, for payment of claims or obligations as between the Trust or the Adviser, respectively, and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Trust or the Adviser.

9.

No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

10.

Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.  The term “vote of a majority of the outstanding voting securities”

shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of shares of the Trust present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust.

11.

Miscellaneous.

(a)

If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)

This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

(c)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE MANAGEMENT

By:

__________________________________

Name:

Title:

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

By:

__________________________________

Name:

Title:

Acknowledged and agreed to as of the day

and year first above written:

WORLDWIDE HEALTH SCIENCES PORTFOLIO

By:

__________________________________

Name:

Title:

SCHEDULE A

Annual Investment Sub-advisory Fee

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.213%
$500 million but less than $1 billion	0.190%
$1 billion but less than $1.5 billion	0.171%
$1.5 billion but less than $2 billion	0.154%
$2 billion but less than $2.5 billion	0.138%
$2.5 billion and over	0.132%

The Adviser may agree to limit the total annual operating expenses of the Trust.  The amount of any such subsidy (including subsidy amounts attributable to a seed investment in the Trust by the Adviser or Sub-Adviser) will be borne in proportion to the Trust’s investment advisory fee and sub-advisory fee earned by the Adviser and the Sub-Adviser, respectively.

Exhibit E

Form of

RESEARCH SUPPORT AGREEMENT

RELATING TO

WORLDWIDE HEALTH SCIENCES PORTFOLIO

This RESEARCH SUPPORT AGREEMENT (the “Agreement”) effective this ___ day of __________, 2016 is between Eaton Vance Management, a Massachusetts business trust (the “Adviser”), and OrbiMed Advisors LLC, a Delaware limited liability company (“OrbiMed”).

WHEREAS, Worldwide Health Sciences Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Portfolio is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission (the “SEC”) may invest its assets in the Portfolio (each, a “Feeder Fund”);

WHEREAS, pursuant to an Investment Advisory Agreement dated _______, 2016 (the “Advisory Agreement”), a copy of which has been provided to OrbiMed, the Portfolio has retained the Adviser to render investment advisory and management services to the Portfolio as described more fully in the Advisory Agreement;

WHEREAS, OrbiMed employs scientific, medical, investment and other professionals in various locations globally to engage in investment research and analysis of health sciences companies and the health care sector; and

WHEREAS, OrbiMed is willing to provide research services described herein to the Adviser with respect to the Portfolio’s investment program, and the Adviser desires that OrbiMed provide such research services to the Adviser under this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and OrbiMed as follows:

1.

Research Services.  OrbiMed hereby agrees to provide to the Adviser its views and opinions on issues relating to the management of the Portfolio, including, but not limited to, the following: (i) prospects for individual public companies in the healthcare sector and the attractiveness of their securities as investments; (ii) regulatory developments affecting and potentially affecting healthcare companies; (iii) medical discoveries and advancements; (iii) industry trends; (iv) regional/country preferences; (v) sub-sector preferences; (vi) reports on recent interactions with management of healthcare companies; (vii) company valuations; (viii) pre-initial public offering due diligence; (ix) matters relating to portfolio construction; and (x) such other matters as the Adviser may reasonably request (“Research Information”, and the provision of such Research Information by OrbiMed to the Adviser, the “Research Services”).  Research Information may be delivered by OrbiMed to the Adviser and persons affiliated with the Adviser providing portfolio management services to the Portfolio through periodic meetings or individual consultations (either in person or via teleconference), and may include written and oral reports and analyses.

OrbiMed and the Adviser agree that (1) in Research Information that OrbiMed provides to the Adviser, OrbiMed will not include any information regarding a health sciences company with respect to which information OrbiMed has a legal or contractual obligation of confidentiality and (2) where a health sciences company is the subject of a specific Research Information question or request from the Adviser and OrbiMed has a representative on such company’s board of directors, OrbiMed will disclose that relationship to the Adviser.  In addition, the Adviser agrees that it will not disclose any non-public information regarding the Portfolio to OrbiMed.

The parties acknowledge that the Adviser has sole responsibility for determining the securities and other investments to be acquired, disposed of or exchanged by the Portfolio and for implementing the Portfolio’s investment program, and OrbiMed shall have no responsibility for such matters.   The parties further agree that OrbiMed will be an independent contractor and will have no authority to act for or represent the Portfolio or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or in another writing by the Portfolio and Adviser.

2.

Compliance.  As required by Rule 206(4)-7 under the Investment Advisers Act of 1940 (the “Advisers Act”), OrbiMed has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (“OrbiMed Procedures”) and has designated a chief compliance officer (“CCO”) responsible for administering OrbiMed Procedures.

OrbiMed shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder; (ii) all other applicable federal and state laws and regulations; and (iii) any procedures adopted by the Board of Trustees of the Portfolio (the “Board”) and reasonably deemed applicable by the Adviser to OrbiMed relative to the services it provides under the Agreement (provided that OrbiMed has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (the “Portfolio Procedures”).  Prior to the Effective Date (as defined below), the Adviser shall inform OrbiMed in writing of the Portfolio Procedures then in existence to which OrbiMed will be subject and will also specify compliance reporting obligations of OrbiMed to the Adviser and the Portfolio’s CCO.  The parties acknowledge that changes in regulations and regulatory guidance may result in new or altered Portfolio Procedures and, in such event, the Adviser will inform OrbiMed of any such new or altered Portfolio Procedures to which it will be subject.  The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such revised Portfolio Procedures and OrbiMed agrees it will make a reasonable effort to implement any such revised Portfolio Procedures within such implementation period, provided that doing so would not cause OrbiMed to incur additional significant fees or expenses or otherwise conflict with OrbiMed’s Procedures.

OrbiMed will provide the Adviser and/or the Portfolio and their respective CCOs with such written compliance reports relating to the operations and compliance procedures of OrbiMed relevant to the Portfolio as may be required by law or regulation or otherwise as the Adviser may reasonably request from time to time.  Such written compliance reports may include responses to questions regarding material breaches of Portfolio Procedures, OrbiMed Procedures related to the Research Services or material violations of applicable laws or regulations (including the 1940 Act) relating to the Portfolio.

OrbiMed will maintain all books and records with respect to the Research Information as may be required of an investment adviser to a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder.  OrbiMed agrees that it shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement and any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

3.

Expenses.  During the term of this Agreement, OrbiMed will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of OrbiMed’s personnel, insurance of OrbiMed and its personnel, and taxes of OrbiMed.  The Adviser and the Portfolio shall be responsible for all expenses of the respective operations including, without limitation, those described in the Advisory Agreement.

4.

Compensation.  For the services provided to the Adviser, the Adviser will pay OrbiMed the compensation described on Schedule A.  The Adviser is solely responsible for the payment of fees to OrbiMed, and OrbiMed agrees to seek payment of its fees solely from the Adviser.  The Portfolio shall have no liability for OrbiMed’s fees hereunder.

5.

Limitation of Liability of OrbiMed.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of OrbiMed, OrbiMed shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the Adviser’s acquisition, holding or disposition of any security or other investment based on the services provided by OrbiMed under this Agreement.

6.

Use of Names.  It is understood that the names “OrbiMed”, “OrbiMed Advisors LLC” or any derivative thereof or logos associated with those names are the valuable property of OrbiMed and its affiliates.  For so long as this Agreement remains in effect, the Adviser or its affiliates will have the right to use such names (or derivatives or logos) in, but only in, regulatory filings and offering and sales materials of the Portfolio and any Feeder Funds (if applicable) substantially in accordance with past practice between the Parties.  Any other use shall require approval in advance from the OrbiMed.  Upon termination of this Agreement, the Portfolio and any Feeder Funds (if applicable) shall as soon as is reasonably possible cease to use such names (or derivatives or logos), except to the extent that the Adviser is required to provide a description of any party responsible for historical performance or disclose prior Portfolio service providers in regulatory filings.

 It is further understood that the names “Eaton Vance Management” or any derivative thereof or logos associated with those names are the valuable property of the Adviser and its affiliates and that OrbiMed has the right to use such names (or derivatives or logos) in client lists or similar marketing materials.  Any other use shall require approval in advance from the Adviser.  Upon termination of this Agreement OrbiMed shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

7.

Services to Other Clients.

Except as may otherwise be agreed, the services of OrbiMed rendered under this Agreement are not to be deemed to be exclusive, OrbiMed being free to render services to others and engage in other business activities.  OrbiMed and the Adviser acknowledge that OrbiMed provides advice and research to its clients and accounts (“Clients”) that are specific to the service requirements and investment mandates of each such Client.  As such, it is possible that OrbiMed’s views as expressed to one Client versus another Client may differ or conflict.  In such cases, OrbiMed will endeavor to act in accordance with its duties to each such Client.  In addition, OrbiMed’s management of its Clients’ portfolios may affect the nature and/or limit the extent of the Research Information OrbiMed can provide to the Adviser with respect to particular companies, including, without limitation, where OrbiMed has received confidential information regarding a company or has a representative on the company’s board of directors.

8.

Duration and Termination.  This Agreement shall become effective upon the date first stated above (the “Effective Date”), subject to the condition that the Portfolio’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or OrbiMed (the “Independent Trustees”), and a majority of the outstanding voting securities of the Portfolio, shall have approved this Agreement in the manner required by the 1940 Act.

Unless terminated as herein provided, this Agreement shall remain in full force and effect for five years and may be continued thereafter upon the mutual agreement of the parties (the “Term” and the date on which the Agreement terminates, the “Termination Date”), provided that after one (1) year from the Effective Date it is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated by the Adviser prior to the Termination Date upon the occurrence of any of the following: (i) the removal, resignation or replacement of the Adviser as investment adviser to the Portfolio; (ii) the appointment of a non-EVM affiliated sub-adviser to oversee the day-to-day management of the Portfolio; or (iii) a material breach by OrbiMed of this Agreement, including but not limited to the failure by OrbiMed to perform its specified duties and responsibilities hereunder, provided, that the Adviser has given OrbiMed written notice of such breach and OrbiMed has not cured the breach within 30 days of OrbiMed’s receipt of such notice.

In addition, the Agreement may be terminated by the Board or a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Adviser and OrbiMed without payment of any penalty by the Portfolio, or by OrbiMed upon 60 days’ prior written notice, provided, however, that OrbiMed may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser, in the event either OrbiMed (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment services pursuant to this Agreement.

This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) and OrbiMed shall notify the Adviser if OrbiMed has determined to proceed with any such assignment.  In such event, the Adviser agrees that, so long as OrbiMed is not in breach of this Agreement and continues to be capable of providing the services under this Agreement, it will propose to the Board a new Research Support Agreement between the Adviser and OrbiMed on substantially similar terms as set forth herein.  If Portfolio and/or Feeder Fund shareholder approval of such new Research Support Agreement is required, the Adviser also will prepare the required proxy materials and oversee the proxy solicitation to approve the new Research Support Agreement.  OrbiMed agrees it will be responsible for any third-party costs in connection with any proxy solicitation precipitated by its assignment of this Agreement.

9.

Notices.  Any notice must be in writing and shall be sufficiently given (i) when delivered in person; (ii) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (iii) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (iv) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Adviser:	If to OrbiMed:
Eaton Vance Management	OrbiMed Advisors LLC
Two International Place	601 Lexington Avenue, 54th Floor
Boston, MA 02110	New York, NY 10022
Attn: Chief Legal Officer	Attention: General Counsel

10.

Amendments of the Agreement.  This Agreement may be amended by a writing signed by all parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Portfolio.

11.

Limitation of Liability.  OrbiMed expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the Trustee and officers of the Adviser, and OrbiMed hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and OrbiMed arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Adviser.

12.

Certain Definitions.  The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities" shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Portfolio present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Portfolio are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Portfolio. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Portfolio.

13.

Miscellaneous.  This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.

The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

Nothing herein shall be construed as constituting OrbiMed as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of OrbiMed.

This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

Eaton Vance Management	OrbiMed Advisors LLC
By: ___________________	By: ___________________
Name:	Name:
Title:	Title:

SCHEDULE A

For the services rendered under this Agreement, OrbiMed is entitled to receive from the Adviser a fee computed daily and payable monthly equal to the following asset-based fee (the “Base Fee”) as adjusted by the performance-based adjustment set forth below:

Base Fee:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.100%
$500 million but less than $1 billion	0.092%
$1 billion but less than $1.5 billion	0.083%
$1.5 billion but less than $2 billion	0.075%
$2 billion but less than $2.5 billion	0.068%
$2.5 billion and over	0.068%

The Portfolio's net asset value shall be computed in accordance with the Declaration of Trust of the Portfolio and any applicable votes and determinations of the Trustees of the Portfolio.

For purposes of determining the Base Fee, the applicable Annual Fee Rate will increase or decrease proportionately with (i) any increase or decrease in the base fee paid to the Adviser pursuant to the terms of the Advisory Agreement; (ii) the addition of, or any increase or decrease in, any other fees paid to the Adviser for providing investment advisory, investment management or similar services to the Portfolio; or (iii) any changes in net amounts paid to the Adviser by the Portfolio pursuant to a fee reduction agreement or expense reimbursement agreement entered into between the Adviser and the Portfolio.  A decrease that effectively constitutes or is associated primarily with re-characterization or re-denomination of revenue paid by the Portfolio to the Adviser (e.g., from advisory to administrative) will not be treated as a decrease for purposes of the foregoing.

Performance-Based Adjustment:  Over the first three years of the Term of this Agreement (the “Three-Year Term”), OrbiMed will receive a portion of the performance fee paid to the Adviser pursuant to the Advisory Agreement (the “Performance Fee”), based on the aggregate “in-the-money” amount of relative performance of the Portfolio attributable to OrbiMed’s tenure as investment adviser of the Portfolio. By way of example, if OrbiMed’s tenure as investment adviser accounts for 90% of the outperformance for a given 36-month Performance Fee measurement period, OrbiMed would receive 90% of the Performance Fee paid by the Portfolio with respect to such Performance Fee measurement period.  If there is no Performance Fee paid by the Portfolio for a given measurement period, OrbiMed shall receive no Performance Fee (regardless of OrbiMed's past performance).  If Performance Fees are paid (versus received) by the Adviser for a given Performance Fee measurement period, OrbiMed would participate in payments made, proportional to the contribution of OrbiMed's tenure as investment manager to the aggregate underperformance over such Performance Fee measurement period.  After the Three-Year Term, OrbiMed shall not participate in performance fees received or paid.

The foregoing obligation of the Adviser to pay OrbiMed the specified portion of the Performance Fee will survive any termination, other than a termination initiated by OrbiMed or a termination for an uncured material breach as set out in Section 8 of this Agreement, and will continue to be in effect for the relevant remainder of the Three-Year Term, provided that the Adviser as investment adviser to the Portfolio continues to be entitled to collect the portion of the Performance Fee attributable to OrbiMed’s tenure as investment adviser to the Portfolio under the terms of the Advisory Agreement.

Exhibit F

Eaton Vance Worldwide Health Sciences Fund

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides in substance that a person may not serve as the investment adviser or sub-adviser of a registered investment company unless the advisory or sub-advisory agreement has been approved by the board of trustees of the investment company, including a majority of the trustees who are not “interested persons” of the investment company (the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.  In addition, the 1940 Act provides in substance that shareholders of the investment company must approve any new advisory or sub-advisory agreement prior to the effectiveness of the agreement.

At a meeting of the Board of Trustees (the “Board”) of Eaton Vance Growth Trust (the “Trust”) and Worldwide Health Sciences Portfolio (the “Portfolio”) held on February 11, 2016, the Board of the Portfolio, including a majority of the Independent Trustees, voted to approve the following advisory agreements relating to the Portfolio: (i) a new investment advisory agreement (the “Proposed EVM Agreement”) with Eaton Vance Management (“EVM”), (ii) a new sub-advisory agreement (the “Proposed EVMI Agreement”) with Eaton Vance Management (International) Limited (“EVMI”), which is a wholly-owned subsidiary of EVM, (iii) and a new research support agreement (the “Proposed OrbiMed Agreement”) with OrbiMed Advisors LLC (“OrbiMed”).  The Proposed EVM Agreement, the Proposed EVMI Agreement and the Proposed OrbiMed Agreement are sometimes referred to herein collectively as the “Proposed Agreements” and EVM, EVMI and OrbiMed are sometimes referred to herein collectively as the “Advisers”.

The Eaton Vance Worldwide Health Science Fund (the “Fund”) is a series of the Trust that pursues its investment objective by investing substantially all of its assets in the Portfolio, which has substantially the same investment objective as the Fund.  Currently, OrbiMed serves as the investment adviser of the Portfolio under an investment advisory agreement dated August 1, 2011 (the “Current OrbiMed Agreement”) and EVM serves as the manager of the Portfolio under a management agreement dated August 1, 2011 (the “Current EVM Agreement”) and as the administrator of the Fund under an administrative services agreement dated May 1, 2012 (the “Administration Agreement”, and together with the Current OrbiMed Agreement and the Current EVM Agreement, the “Current Agreements”).  At the meeting of the Board held on February 11, 2016, the Board also voted to recommend that shareholders of the Fund approve the Proposed Agreements and authorized the officers of the Trust to call a meeting of shareholders of the Fund to consider and vote on proposals to approve the Proposed Agreements.

In voting to approve the Proposed Agreements and recommend approval of the Proposed Agreements by shareholders of the Fund, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees.  Acting through a working group established by the Contract Review Committee specifically for the purpose of evaluating the Proposed Agreements, the Contract Review Committee requested information from EVM, EVMI and OrbiMed relevant to the Committee’s consideration of the Proposed Agreements.  Leading up to the meeting of the Board of the Portfolio on February 11, 2016, the Contract Review Committee and/or its working group held a series of meetings to review and evaluate information provided by EVM, EVMI and OrbiMed relating to the Proposed Agreements.  In addition, the Contract Review Committee, the working group and the Board met with representatives from each of EVM, EVMI and OrbiMed to discuss the terms of the Proposed Agreements and the plans of EVM and EVMI for managing the assets of the Portfolio and utilizing the research services of OrbiMed under the Proposed Agreements.

In addition to the information received in response to specific requests of the working group relating to the Proposed Agreements, the Contract Review Committee and the working group reviewed and considered other information received at prior meetings of the Board and its committees relating to EVM, EVMI and OrbiMed, including information provided to the Contract Review Committee in connection with the annual contract review process relating to the Current Agreements and similar agreements with EVM and EVMI relating to other registered investment companies within the Eaton Vance family of funds (the “Eaton Vance Funds”).

The information considered by the Board included, among other things, the following:

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by the Fund and/or the Portfolio with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•

A report from an independent data provider comparing the Fund’s total expense ratio and its components with the total expense ratios and components of comparable funds;

•

A report comparing the advisory and related fees to be paid by the Fund and/or the Portfolio and the total expense ratio and components of the Fund on a pro forma basis, after giving effect to the Proposed EVM Agreement, with the advisory and related fees and total expense ratios and components of comparable funds identified by an independent data provider and a customized group of peer funds identified by EVM in consultation with the Board;

•

A report from an independent data provider comparing the investment performance of the Fund (including Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding the investment performance of the Fund in comparison to benchmark indices and a customized group of peer funds identified by EVM in consultation with the Board;

•

Comparative information concerning the fees charged and the services provided by OrbiMed in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Fund;

•

Profitability analyses with respect to the Portfolio and the Fund, as applicable, for OrbiMed and EVM under the Current Agreements and for EVM (including EVMI) under the Proposed EVM Agreement, Proposed EVMI Agreement and the Administration Agreement;

Information about Portfolio Management and Trading

•

Descriptions of the investment management services provided by OrbiMed and EVM under the Current Agreements and to be provided by EVM, EVMI and OrbiMed under the Proposed Agreements, including the investment strategies and processes it employs;

•

The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of EVM, EVMI and OrbiMed with respect to trading, including the processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received under the Current Agreements and to be received under the Proposed Agreements as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•

Data relating to the historical turnover rate of the Portfolio, the current composition of the assets of the Portfolio, likely changes to the composition of such assets upon transitioning management responsibilities from OrbiMed to EVM and the costs to be incurred in connection with implementing such changes;

Information about each Adviser

•

Reports detailing the financial results and condition of each Adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities will include portfolio management and investment research for the Portfolio under the Proposed Agreements, including information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•

The Code of Ethics of each Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•

Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each Adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•

Descriptions of the business continuity and disaster recovery plans of each Adviser and its affiliates;

•

A description of EVM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by EVM and its affiliates;

•

Information concerning management of the relationship with the custodian, subcustodians and fund accountants by EVM; and

•

The terms of each Current Agreement and each Proposed Agreement.

The Trustees comprising the Board of the Trust and the Portfolio also serve as Trustees on the boards of the other investment companies comprising the Eaton Vance Funds (together with the Board of the Trust and the Portfolio, the “EV Funds Board”).  Over the course of the twelve-month period ended January 31, 2016, the EV Funds Board met eleven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a committee comprised solely of Independent Trustees, met eight, seventeen, five, nine and twelve times, respectively.  At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each Eaton Vance Fund, including the Portfolio, and considered the investment and trading strategies used in pursuing each Eaton Vance Fund’s investment objective, such as the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques.  In the course of these meetings, the EV Funds Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Eaton Vance Funds, and received and participated in reports and presentations provided by EVM and other investment advisers and sub-advisers with respect to such matters.  In addition to these formal meetings of the EV Funds Board and its committees, the Independent Trustees hold regular teleconferences between meetings of the Board to discuss, among other topics, matters relating to the approval or continuation of investment advisory and sub-advisory agreements.

In connection with its consideration of the Proposed Agreements, the Contract Review Committee and its working group were assisted by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each of the Proposed Agreements and the weight to be given to each such factor.  The conclusions reached with respect to each Proposed Agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Proposed Agreement.  In evaluating each Proposed Agreement, including the specific fee structures and other terms, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the various advisers and sub-advisers of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that approval of the Proposed EVM Agreement, the Proposed EVMI Agreement and the Proposed OrbiMed Agreement, including the fee structure of each Proposed Agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the Proposed Agreements.  The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the Proposed Agreements.  Accordingly, on February 11, 2016, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend to shareholders of the Fund approval of the Proposed Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the Proposed Agreements, the Board evaluated the nature, extent and quality of the services provided to the Portfolio and the Fund by OrbiMed and EVM under the Current Agreements and to be provided by EVM, EVMI and OrbiMed under the Proposed Agreements and the Administration Agreement.  The Board considered that the Advisers will be providing a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and administration of the Fund.

The Board considered the portfolio management capabilities of EVM and EVMI and the investment processes of EVM and EVMI with respect to the types of instruments in which the Portfolio invests, including the education, experience and number of investment professionals and other personnel who will provide portfolio management and similar services to the Portfolio.  The Board examined the prior performance record of the proposed new portfolio managers of the Portfolio in managing other accounts and sleeves of other accounts, including sleeves of other Eaton Vance Funds, that invest in the health sciences sector of the market.  In addition, the Board considered the extensive research capabilities and experience of OrbiMed in the health sciences sector and the arrangements under the Proposed OrbiMed Agreement for making these capabilities and experience available to EVM in managing the Portfolio going forward.

The Board considered the level of skill and expertise required to manage the Portfolio and concluded that the resources available at EVM and EVMI, as supplemented by the research support services to be provided by OrbiMed, will permit EVM and EVMI to fulfill investment responsibilities effectively on behalf of the Portfolio.  In this regard, the Board recognized the significance of the health care sector as an investment area for other Eaton Vance Funds in addition to the Portfolio and, accordingly, that EVM and EVMI can be expected to continue building and supporting their investment management capabilities in this sector for the foreseeable future.  The Board also considered other services to be provided by EVM and EVMI to support the day-to-day operations of the Fund and the Portfolio, as well as the compensation methods of EVM and EVMI to recruit and retain qualified investment personnel.  In addition, the Board considered the time and attention to be devoted to the Portfolio by senior management at EVM, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Portfolio and the administration of the Fund.

The Board considered the compliance programs of EVM, EVMI and OrbiMed and their respective affiliates.  Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of EVM and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered the shareholder and other administrative support services to be provided or overseen by EVM under various agreements with the Portfolio and the Fund, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability of a shareholder, in many cases, to exchange an investment among different funds without incurring additional sales charges.

In considering the appointment of EVM and EVMI as the discretionary investment managers of the Portfolio under the Proposed Agreements, the Board recognized that OrbiMed has been serving as the investment adviser of the Portfolio continuously since 1996 (and previously with respect to a predecessor of the Portfolio) and that shareholders of the Portfolio may have invested in the Fund with a reasonable expectation that OrbiMed’s expertise in this specialized sector of the market will continue to be available to the Portfolio for the foreseeable future.  The Board was informed that, due to significant growth in its institutional businesses, OrbiMed is seeking to maintain a prudent and appropriate level of discretionary assets under management.  In this connection, OrbiMed had recently expressed an interest to EVM in no longer providing discretionary investment management services for the Portfolio and offered to provide research support services and related investment advice to EVM relating to the Portfolio for an extended period of time in lieu of providing discretionary investment management services for the Portfolio.  Under an exclusivity agreement with EVM, OrbiMed will not serve as investment adviser, sub-adviser or research support provider to any other registered open-end investment company that follows a broad healthcare investment strategy similar to that of the Portfolio during the term of the Proposed OrbiMed Agreement.  The Board was also informed that that the number of investment advisory firms with expertise investing in the health sciences sector and experience in managing the portfolio of a registered investment company is relatively small, that such firms generally are serving as advisers or sub-advisers for competing mutual funds and, therefore, that such firms would likely have little or no interest in providing similar services for the Portfolio.  After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services to be provided by EVM, EVMI and OrbiMed, taken as a whole, will be appropriate and consistent with the terms of the Proposed Agreements.

Fund Performance

The Board compared the Fund’s historical investment performance to that of comparable funds, appropriate benchmark indices, and customized peer groups of similarly managed funds.  As noted above, the Board also considered the performance record of the proposed portfolio managers in managing other accounts or sleeves of other accounts, including sleeves of other Eaton Vance Funds, that invest in the health sciences sector of the market.  The Board recognized that, consistent with the fees payable under the Current OrbiMed Agreement, the fees payable under the Proposed EVM Agreement will be subject to an adjustment higher or lower based on the extent to which the Portfolio outperforms or underperforms its benchmark index by at least 1.00% over the prior 36-month time period (the “Performance Adjustment”), which can be expected to align the interests of shareholders of the Portfolio (and indirectly the interests of shareholders of the Fund) with the interests of EVM with respect to performance.  On the basis of the foregoing and other relevant information provided by EVM, EVMI and OrbiMed, the Board concluded that EVM and EVMI can be expected to bring appropriate resources to bear in pursuing satisfactory performance for the Portfolio under the Proposed Agreements.

Management Fees and Expenses

The Board considered the contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “Management Fees”) under the Proposed Agreements and the Administration Agreement and compared such Management Fees with those payable under the Current Agreements (including the Administration Agreement).  The Board considered the Management Fees and total expense ratio of the Fund for the year ended September 30, 2015, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses and before and after giving effect to the Performance Adjustment, in each case under the Current Agreements and on a pro forma basis under the Proposed Agreements and Administration Agreement.  The Board considered the fact that the contractual Management Fees payable under the Proposed Agreements and the Administration Agreement will be 10 basis points less than the contractual fees that would otherwise be payable under the Current Agreements (including the Administration Agreement) at current asset levels.  The Board also considered the undertaking provided by EVM to limit the total expense ratio of the Fund (prior to giving effect to the Performance Adjustment) for an 18-month period beginning with the effective date of the Proposed Agreements, which is designed to ensure that shareholders may realize the benefits of the lower Management Fees payable under the Proposed Agreements even if the net asset value of the Fund should decline during such period.

In considering the Management Fees and the Fund’s estimated total expense ratio, the Board noted that the fee payable by the Portfolio to EVM under the Proposed EVM Agreement, as with the fees payable to OrbiMed under the Current OrbiMed Agreement, is subject to a Performance Adjustment.  It was noted that the amount of the Performance Adjustment will vary based on (i) whether the Portfolio outperforms or underperforms its benchmark index by at least 1.00% over the prior 36-month period and (ii) the average daily net assets of the Portfolio over such 36-month period.  The Board also noted that, during the 36-month period immediately following the effectiveness of the Proposed Agreements, EVM will be required to pay to OrbiMed any additional fees received by EVM from the Performance Adjustment to the extent such fees are attributable to the discretionary investment management services performed by OrbiMed under the Current OrbiMed Agreement during the applicable period.

After considering the foregoing information, and in light of the nature, extent and quality of the package of inter-related services to be provided by EVM, EVMI and OrbiMed under the Proposed Agreements and the Administration Agreement, the Board concluded that the Management Fees for such services are reasonable.

Profitability

The Board considered the level of profits realized by EVM and OrbiMed (and relevant affiliates thereof) in providing services to the Fund and the Portfolio under the Current Agreements, without regard to revenue sharing or other payments by such parties in respect of distribution services.  The Board also considered an estimate of the profits to be realized by EVM and EVMI under the Proposed Agreements and the Administration Agreement, as well as other direct or indirect fall-out benefits to be received in the future by EVM and EVMI in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients.  The Board did not consider the profits to be realized by OrbiMed in providing research support services under the Proposed OrbiMed Agreement to be a material factor in light of the fact that EVM will be responsible for compensating OrbiMed for the services performed under the Proposed OrbiMed Agreement, that EVM and OrbiMed are not affiliated and, accordingly, that the terms of the Proposed OrbiMed Agreement reflect the result of arms-length bargaining between EVM and OrbiMed.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the package of inter-related services to be provided by EVM, EVMI and OrbiMed, the profits to be realized by EVM and EVMI under the Proposed Agreements and the Administration Agreement will be reasonable.

Economies of Scale

In reviewing the Management Fees and estimated profitability to EVM and EVMI, the Board also considered the extent to which EVM and EVMI, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board noted that the Current Agreements and the Proposed Agreements contain fee breakpoints that are designed to permit the Portfolio and the Fund to share in any benefits of economies of scale realized by the Advisers as the assets of the Portfolio increase.  The Board also reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and considered the extent to which the total expense ratio of the Fund and EVM’s profitability may have been affected by such increases or decreases in assets.  Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale and that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the Management Fees, which includes breakpoints at various asset levels ending at $2.5 billion in net assets, will allow the Fund and the Portfolio to continue to benefit from any economies of scale for the foreseeable future.

Exhibit G

The following table shows the hypothetical impact of fluctuating average daily net assets on the Base Fee and fluctuating assets over the Performance Adjustment Period on the Performance Adjustment, in addition to the impact that fluctuating Portfolio performance versus the benchmark would have on the monthly Performance Fee.  This information is not intended to represent past or future performance of the Portfolio.

Example	Month 1	Month 2	Month 3	Month 4
Base Fee Average Net Assets (current period)	$ 1,000,000,000	$ 1,100,000,000	$ 1,050,000,000	$ 1,500,000,000
Performance Fee Average Net Assets (Rolling 36 month)	$ 1,800,000,000	$ 1,200,000,000	$ 1,150,000,000	$ 1,100,000,000
36 Month Cumulative Portfolio Performance	12%	6%	10%	8%
36 Month Benchmark Performance	2%	14%	2%	14%
Difference	10%	-8%	8%	-6%
Monthly Base Fee	$ 610,417	$ 662,083	$ 636,250	$ 868,750
Monthly Performance Fee	$ 225,000	$ (120,000)	$ 143,750	$ (82,500)
Total Monthly Fee After Performance Adjustment	$ 835,417	$ 542,083	$ 780,000	$ 786,250

G-1

[EatVanPxy-____]

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

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PROXY	PROXY

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

SPECIAL MEETING OF SHAREHOLDERS – MAY 26, 2016

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, May 26, 2016 at 11:00 a.m., Eastern time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE TELEPHONE: ___________________

VOTE VIA THE INTERNET: _____________________

999 9999 9999 999

       1234 5678

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature
Signature (if held jointly)
Date

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IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Shareholder Meeting to Be Held on May 26, 2016

The Proxy Statement for this meeting is available at www.eatonvance.com

PLEASE VOTE, SIGN, DATE AND RETURN YOUR

PROXY TODAY

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THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE MARK VOTES AS IN THIS EXAMPLE:

FOR	AGAINST	ABSTAIN

1.

To approve an Investment Advisory Agreement between Eaton Vance Management (“EVM”) and Worldwide Health Sciences Portfolio (the “Portfolio”), pursuant to which EVM will serve as investment adviser to the Portfolio.

☐	☐	☐

2.

To approve an Investment Sub-Advisory Agreement between EVM and Eaton Vance Management (International) Limited (“EVMI”), pursuant to which EVMI will serve as an investment sub-adviser to the Portfolio.

☐	☐	☐

3.

To approve a Research Support Agreement between EVM and OrbiMed Advisors LLC (“OrbiMed”), pursuant to which OrbiMed will serve as an investment sub-adviser to the Portfolio providing research services to the investment adviser with respect to the Portfolio’s investment program.

☐	☐	☐

MEETING ATTENDANCE:

Mark the box to the right if you plan to attend the Special Meeting.  If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of your share ownership.

NOTE ADDRESS CHANGE:

If you have any questions or need assistance with voting, please call 1-800-262-1122 from 8:30 a.m. to 5:30 p.m. ET Monday through Friday.

PLEASE SIGN AND DATE ON REVERSE SIDE.